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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

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                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                        CONCENTRA MANAGED CARE, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              Delaware                                  04-3363415
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      (STATE OF INCORPORATION               (I.R.S. EMPLOYER IDENTIFICATION
          OR ORGANIZATION)                               NUMBER)

      312 Union Wharf, Boston, MA                         02109
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(b) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL
INSTRUCTION A.(c)(1), PLEASE CHECK THE FOLLOWING BOX.   /X/

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(g) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL
INSTRUCTION A.(c)(2), PLEASE CHECK THE FOLLOWING BOX.   / /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

         TITLE OF EACH CLASS                 NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED                 EACH CLASS IS TO BE REGISTERED

 4.5% Convertible Notes due 2003           NASDAQ Small Cap Market
 ----------------------------------------  -----------------------------------
 Common Stock, par value $.01 per share    NASDAQ
 ----------------------------------------  -----------------------------------

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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                        NONE
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                                  (TITLE OF CLASS)

                      -----------------------------------------
                                  (TITLE OF CLASS)

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          INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED


     The information set forth in the Sections entitled "Description of Notes" and "Description of Capital Stock" in the Concentra Managed Care, Inc. (the "Company") Registration Statement on Form S-3 (File No. 333-52585) filed with the Securities and Exchange Commission on May 13, 1998, as amended, including any form of prospectus contained therein filed by the Company pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Registration Statement"), is incorporated herein by reference.


ITEM 2.   EXHIBITS

     NONE

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                           SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-A Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              CONCENTRA MANAGED CARE, INC.



                              By: /s/ Richard A. Parr II
                                  ------------------------------------
                                  Name:   Richard A. Parr II, Esq.
                                  Title:  Executive Vice President and
                                          General Counsel



Dated:  September 8, 1998